Filed Pursuant to Rule 497(c)
                                                    1933 Act File No. 333-156372
                                                     1940 Act File No. 811-07168

HENNESSY FUNDS TRUST                      HENNESSY CORNERSTONE LARGE GROWTH FUND
7250 REDWOOD BLVD.                        (F/K/A HENNESSY LARGE CAP GROWTH FUND)
SUITE 200
NOVATO, CALIFORNIA  94945
TELEPHONE:  1-800-966-4354
            1-415-899-1555

                      STATEMENT OF ADDITIONAL INFORMATION

                              DATED MARCH 20, 2009

This Statement of Additional Information (this "SAI") is not a prospectus and should be read in conjunction with the current Prospectus of the Hennessy Cornerstone Large Growth Fund (the "Fund") for the Original Class shares and for the Institutional Class shares (collectively, "Fund Prospectus"), each dated March 20, 2009. A copy of the Fund Prospectus may be obtained by calling or writing to the Fund at the telephone number or address shown above.

The financial statements and related report of the independent registered public accounting firm for the Tamarack Large Cap Growth Fund in the Tamarack Funds Trust's (File No. 811-21475) Annual Report for its most recent fiscal year ended September 30, 2008, as filed with the Securities and Exchange Commission on December 8, 2008, are incorporated by reference into this SAI. A copy of the Tamarack Funds Trust's Annual Report may be obtained, without charge, by calling the toll-free telephone number shown above.

                               TABLE OF CONTENTS

FUND  HISTORY  AND  CLASSIFICATION                                             1
INVESTMENT  RESTRICTIONS                                                       1
INVESTMENT  CONSIDERATIONS                                                     3
TRUSTEES  AND  OFFICERS                                                        6
OWNERSHIP  OF  MANAGEMENT  AND  PRINCIPAL  SHAREHOLDERS                       12
MANAGEMENT  OF  THE  FUND                                                     14
PORTFOLIO  TRANSACTIONS                                                       19
DISCLOSURE  OF  PORTFOLIO  HOLDINGS                                           20
ADDITIONAL  PURCHASE  AND  REDEMPTION  INFORMATION                            21
VALUATION  OF  SHARES                                                         22
ADDITIONAL  INFORMATION  ABOUT  DISTRIBUTIONS  AND  TAXES                     22
DESCRIPTION  OF  SECURITIES  RATINGS                                          23
ANTI-MONEY  LAUNDERING  PROGRAM                                               25
OTHER  INFORMATION                                                            25

                        FUND HISTORY AND CLASSIFICATION

     The Hennessy Cornerstone Large Growth Fund (formerly known as the Hennessy Large Cap Growth Fund) is organized as a separate investment portfolio or series of Hennessy Funds Trust ("HFT"), a Delaware statutory trust, that was organized on September 17, 1992. Prior to July 1, 2005, HFT was known as "The Henlopen Fund." HFT is an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"). The Fund is a diversified portfolio.

     The Fund is the successor to the Tamarack Large Cap Growth Fund pursuant to a reorganization that took place on or about March 23, 2009. Prior to that date, the Fund had no investment operations. The Tamarack Large Cap Growth Fund was managed by Voyageur Asset Management Inc. The performance of the Tamarack Large Cap Growth Fund is not relevant to investors because the Tamarack Large Cap Growth Fund did not utilize the investment formula utilized by the Fund during that time period. As a result of the reorganization, holders of the Class A, Class C, Class I, Class R and Class S shares of the Tamarack Large Cap Growth Fund received Original Class shares of the Hennessy Cornerstone Large Growth Fund.

                            INVESTMENT RESTRICTIONS

     Except for policies identified as "fundamental" in this SAI, the Trustees may change the investment objective and policies of the Fund without shareholder approval. Any such changes may result in the Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. The Fund will notify you of any changes in its investment objectives or policies through a revised prospectus or other written communication.

     FUNDAMENTAL POLICIES. The investment restrictions set forth below are fundamental policies of the Fund, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund's shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund's outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all percentage limitations apply only at the time an investment is made. A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

     (1) The Fund will not make an investment in any one industry if the investment would cause the aggregate value of the Fund's investment in such industry to equal or exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), certificates of deposit and bankers' acceptances.

     (2) The Fund will not purchase securities of any one issuer (except U.S. Government Securities), if as a result at the time of purchase more than 5% of the Fund's total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Fund may be invested without regard to this restriction.

     (3) The Fund will not purchase securities on margin (except for short-term credit necessary for clearance of Fund transactions), or write put or call options, except that the Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts.

     (4) The Fund will not purchase commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options.

     (5) The Fund will not underwrite securities of other issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in selling portfolio securities.

     (6) The Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     (7) Except as otherwise set forth below, the Fund will not make loans, provided that for purposes of this restriction, the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, short-term commercial paper and commercial paper master notes, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Fund Prospectus and this SAI shall not be deemed to be the making of a loan. The Fund may enter into repurchase agreements and may make loans of Fund securities, provided that entering into repurchase agreements and lending of Fund securities may be made only in accordance with applicable law, the Fund Prospectus and this SAI, as they may be amended from time to time.

     (8) The Fund will not borrow money or issue senior securities, except that the Fund may borrow an amount up to 33-1/3% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of the Fund.

     OTHER INVESTMENT RESTRICTIONS. The following investment restrictions (or operating policies) may be changed with respect to the Fund by the Board of Trustees without shareholder approval.

     (1) The Fund will not invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities. "Illiquid securities" are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, that do not mature within seven days, or that the Manager (as defined in "MANAGEMENT OF THE FUND," below), in accordance with guidelines approved by the Board of Trustees, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

     (2) In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Fund's name. If the Trust's Board of Trustees determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

     (3) The Fund will not purchase the securities of other investment companies except to the extent such purchases are permitted by applicable law.

     (4) The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or trustee/director of the Hennessy Funds (as defined in "TRUSTEES AND OFFICERS" below) or an officer, director or other affiliated person of the Manager.

     (5) The Fund will not make investments for the purpose of exercising control or management of any company.

     (6) The Fund will not make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

     (7) The Fund will not write, purchase or sell puts, call straddles, spreads or combinations thereof, except to the extent permitted in the Fund Prospectus and this SAI, as they may be amended from time to time.

                           INVESTMENT CONSIDERATIONS

     The Fund Prospectus describes the principal investment strategies and risks of the Fund. This section expands upon that discussion and also describes non-principal investment strategies and risks of the Fund.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

     Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities held by the Fund, however, could affect adversely the marketability of securities of the Fund and the Fund might be unable to dispose of such securities promptly or at favorable prices.

     The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security; (ii) the number of dealers that make quotes for the security;
(iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Fund and reports periodically on such decisions to the Board of Trustees.

     REPURCHASE AGREEMENTS. The Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Trustees. The Manager will review and monitor the creditworthiness of those institutions under the Board's general supervision.

     At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and
(3)  expenses  of  enforcing  its  rights.

     LENDING OF FUND SECURITIES. In accordance with applicable law, the Fund, to earn additional income, may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loan at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

     CASH AND SHORT-TERM SECURITIES. The Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in securities in accordance with the Fund's investment strategy, or to pay expenses or meet redemption requests. The Manager generally will not use investments in cash and short-term securities for temporary defensive purposes.

     Short-term securities in which the Fund may invest include certificates of deposit, commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), U.S. Government Securities, repurchase agreements involving such securities and shares of money market mutual funds. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

     With respect to money market mutual funds, in addition to the advisory fees and other expenses the Fund bears directly in connection with their own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

     The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of the Fund's total assets at any time.

     BORROWING. The Fund may borrow money from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. The Fund may borrow for such purposes in an amount up to 33% of its total assets. The borrowing policy is a fundamental policy of the Fund, which cannot be changed with respect to the Fund without shareholder approval as described in "INVESTMENT RESTRICTIONS" above.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed by the Officers of HFT under the direction of HFT's Board of Trustees. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Trustees and Officers of HFT are set forth in the tables that follow. The following funds, along with the Fund (collectively, the "Hennessy Funds"), comprise the fund complex: (1) the Hennessy Cornerstone Growth Fund, the Hennessy Focus 30 Fund and the Hennessy Cornerstone Value Fund, each of which is organized as separate investment portfolio or series of Hennessy Mutual Funds, Inc., a Maryland corporation ("HMFI"); (2) the Hennessy Cornerstone Growth Fund, Series II and the Hennessy Cornerstone Large Growth Fund (as of the date of this SAI the Hennessy Cornerstone Large Growth Fund had not commenced operations), each of which is organized as a separate investment portfolio or series of HFT; and (3) the Hennessy Total Return Fund and the Hennessy Balanced Fund, each of which is organized as a separate investment portfolio or series of Hennessy Funds, Inc., a Maryland corporation ("HFI").

                                                                                                Number of
                                                                                                Portfolios in      Other
                                                 Term of Office                                 the Fund Complex   Directorships
                              Position(s) Held   and Length of        Principal Occupation(s)   Overseen by        Held by
Name, Address, and Age        with the Funds     Time Served          During Past 5 Years       Director/Trustee   Director/Trustee
----------------------        ----------------   --------------       -----------------------   ----------------   ----------------
DISINTERESTED DIRECTORS (AS DEFINED BELOW)
J. Dennis DeSousa             Director/Trustee   Indefinite, until    Currently a real estate          8           None.
Age: 72                                          successor elected    investor.
Address:
c/o Hennessy Advisors, Inc.                      Served since
7250 Redwood Blvd.                               January 1996 HMFI
Suite 200                                        and HFI; and since
Novato, CA  94945                                July 2005 HFT

Robert T. Doyle               Director/Trustee   Indefinite, until    Currently the Sheriff            8           None.
Age:  62                                         successor elected    of Marin County,
Address:                                                              California (since 1996)
c/o Hennessy Advisors, Inc.                      Served since         and has been employed
7250 Redwood Blvd.                               January 1996 HMFI    in the Marin County
Suite 200                                        and HFI; and since   Sheriff's Office in
Novato, CA  94945                                July 2005 HFT        various capacities
                                                                      since 1969.

Gerald P. Richardson          Director/Trustee   Indefinite, until    Formerly the Chief               8           None.
Age:  63                                         successor elected    Executive Officer and
Address:                                                              owner of ORBIS Payment
c/o Hennessy Advisors, Inc.                      Served since May     Services.  Mr. Richardson
7250 Redwood Blvd.                               2004 HMFI and        is now an independent
Suite 200                                        HFI; and since       consultant in the
Novato, CA  94945                                July 2005 HFT        securities industry.

                                                                                                Number of
                                                                                                Portfolios in      Other
                                                 Term of Office                                 the Fund Complex   Directorships
                              Position(s) Held   and Length of        Principal Occupation(s)   Overseen by        Held by
Name, Address, and Age        with the Funds     Time Served          During Past 5 Years       Director/Trustee   Director/Trustee
----------------------        ----------------   ------------------   -----------------------   ----------------   ----------------

"INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT)

Neil J. Hennessy(1)<F1>       Director/Trustee   Director/Trustee:    President, Chairman,             8           Director of
Age:  53                      and Chairman       -----------------    CEO and Co-Portfolio                         Hennessy
Address:                      of the Board       Indefinite, until    Manager of Hennessy                          Advisors, Inc.
c/o Hennessy Advisors, Inc.                      successor elected    Advisors, Inc., the
7250 Redwood Blvd.                                                    Hennessy Funds'
Suite 200                                        Served since         investment adviser, since
Novato, CA  94945                                January 1996 HMFI    1989; President of HMFI
                                                 and HFI; and since   and HFI from 1996
                                                 July 2005 HFT        through June 2008, and
                                                                      President of HFT from
                                                 Officer:             2005 through June 2008.
                                                 --------
                                                 1 year term

                                                 Served since
                                                 June 2008 HMFI,
                                                 HFI and HFT

Kevin A. Rowell (1)<F1>       President          1 year term          Mr. Rowell was President        N/A          None.
Age:  48                                                              of Pioneer Funds
Address:                                         Since June 2008      Distributor from January
c/o Hennessy Advisors, Inc.                      HMFI, HFI            2006 to July 2007; from
7250 Redwood Blvd.                               and HFT              April 2004 through
Suite 200                                                             November 2005, Mr.
Novato, CA  94945                                                     Rowell was Executive Vice
                                                                      President at Charles Schwab
                                                                      & Co., Inc.; and from
                                                                      September 2002 through
                                                                      April 2004 was President
                                                                      SAFECO Mutual Funds.

Frank Ingarra, Jr. (1)<F1>    Co-Portfolio       1 year term          Mr. Ingarra is Co-Portfolio     N/A          None.
Age:  37                      Manager and                             Manager for Hennessy
Address:                      Vice President     Since August         Advisors, Inc., the
c/o Hennessy Advisors, Inc.                      2002 HMFI and        Hennessy Funds'
7250 Redwood Blvd.                               HFI; and since       investment adviser. Mr.
Suite 200                                        July 2005 HFT        Ingarra has been with the
Novato, CA  94945                                                     Hennessy Funds and
                                                                      Hennessy Advisors, Inc.
                                                                      since 2004.  He is a Vice
                                                                      President of the Hennessy
                                                                      Funds.

(1)<F1> All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

                                                                                                Number of
                                                                                                Portfolios in      Other
                                                 Term of Office                                 the Fund Complex   Directorships
                              Position(s) Held   and Length of        Principal Occupation(s)   Overseen by        Held by
Name, Address, and Age        with the Funds     Time Served          During Past 5 Years       Director/Trustee   Director/Trustee
----------------------        ----------------   --------------       -----------------------   ----------------   ----------------

INTERESTED PERSONS

Harry F. Thomas(1)<F2>        Vice President,    1 year term          Vice President, Chief           N/A          None.
Age:  62                      Chief Compliance                        Compliance Officer for
Address:                      Officer            Since September      Hennessy Advisors, Inc.,
c/o Hennessy Advisors, Inc.                      2004 HMFI and        the Hennessy Funds'
7250 Redwood Blvd.                               HFI; and since       investment adviser, since
Suite 200                                        July 2005 HFT        2004; retired business
Novato, CA  94945                                                     executive from 2001
                                                                      through 2004; and
                                                                      director of the Hennessy
                                                                      Funds from 2000 to
                                                                      May 2004.

Ana Miner(1)<F2>             Vice President      1 year term          Has been employed by            N/A          None.
Age:  51                     of Operations                            Hennessy Advisors, Inc.,
Address:                                         Since March          the Hennessy Funds'
c/o Hennessy Advisors, Inc.                      2000 HMFI and        investment adviser,
7250 Redwood Blvd.                               HFI; and since       since 1998.
Suite 200                                        July 2005 HFT
Novato, CA  94945

Teresa M. Nilsen(1)<F2>      Executive Vice      1 year term          Currently Executive             N/A          Director of
Age:  42                     President and                            Vice President, Chief                        Hennessy
Address:                     Treasurer           Since January        Financial Officer and                        Advisors, Inc.
c/o Hennessy Advisors, Inc.                      1996 HMFI and        Secretary of Hennessy
7250 Redwood Blvd.                               HFI; and since       Advisors, Inc., the
Suite 200                                        July 2005 HFT        Hennessy Funds'
Novato, CA  94945                                                     investment adviser; Ms.
                                                                      Nilsen has been the
                                                                      corporate secretary and
                                                                      a financial officer of
                                                                      Hennessy Advisors, Inc.
                                                                      since 1989; Ms. Nilsen
                                                                      has been an officer of the
                                                                      Hennessy Funds since
                                                                      1996, currently she is
                                                                      Executive Vice President
                                                                      and Treasurer.

Daniel B. Steadman(1)<F2>    Executive Vice      1 year term          Executive Vice President        N/A          Director of
Age:  52                     President and                            of Hennessy Advisors,                        Hennessy
Address:                     Secretary           Since March          Inc., the Hennessy Funds'                    Advisors, Inc.
c/o Hennessy Advisors, Inc.                      2000 HMFI and        investment adviser, from
7250 Redwood Blvd.                               HFI; and since       2000 to the present; Mr.
Suite 200                                        July 2005 HFT        Steadman has been
Novato, CA  94945                                                     Executive Vice President
                                                                      and Secretary of the
                                                                      Hennessy Funds since 2000.

(1)<F2> All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

                                                                                                Number of
                                                                                                Portfolios in      Other
                                                 Term of Office                                 the Fund Complex   Directorships
                             Position(s) Held    and Length of        Principal Occupation(s)   Overseen by        Held by
Name, Address, and Age       with the Funds      Time Served          During Past 5 Years       Director/Trustee   Director/Trustee
----------------------       ----------------    --------------       -----------------------  -----------------   ----------------
Tania A. Kelley(1)<F3>       Vice President      1 year term          Has been employed by            N/A          None.
Age: 43                      of Marketing                             Hennessy Advisors, Inc.,
Address:                                         Since October        the Hennessy Funds'
c/o Hennessy Advisors, Inc.                      2003 HMFI and        investment adviser, since
7250 Redwood Blvd.                               HFI; and since       October 2003; Director
Suite 200                                        July 2005 HFT        of Sales and Marketing
Novato, CA  94945                                                     for Comcast from 2000
                                                                      through 2003.

Brian Peery(1)<F3>           Vice President      1 year term          Has been employed by            N/A          None.
Age: 39                      of Sales                                 Hennessy Advisors, Inc.,
Address:                                         Since March          the Hennessy Funds'
c/o Hennessy Advisors, Inc.                      2003 HMFI and        investment adviser, since
7250 Redwood Blvd.                               HFI; and since       June 2002; Vice President
Suite 200                                        July 2005 HFT        of Institutional Sales and
Novato, CA  94945                                                     Senior Analyst with Brad
                                                                      Peery Inc. from June 2000
                                                                      to June 2002; from 1996
                                                                      to 2002, Mr. Peery worked
                                                                      for Haywood Securities
                                                                      where has was a Vice President.

(1)<F3> All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

     Pursuant to the terms of the Management Agreement (as defined below) with HFT, the Manager, on behalf of the Fund, pays the compensation of all Officers and Trustees who are affiliated persons of the Manager.

     The  Board  of  Trustees  has  an Audit Committee whose members are Messrs.
DeSousa, Doyle (Chairman) and Richardson. The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' independent registered public accounting firm and financial records. The Audit Committee met twice during the fiscal year ended October 31, 2008. HFT pays Trustees who are not interested persons of the Fund (each, a "Disinterested Trustee") a $750 fee for each meeting of the Board of Trustees attended. HFT may also reimburse Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees.

     The table below sets forth the compensation paid by HFT to each of the current Trustees of HFT for services as Trustees for the twelve months ended October 31, 2008.

                               COMPENSATION TABLE

                                         Pension or                            Total
                                         Retirement        Estimated        Compensation
                        Aggregate     Benefits Accrued      Annual          from HFT and
    Name               Compensation     as Part of       Benefits Upon   Fund Complex(1)<F4>
  of Person              from HFT      Fund Expenses      Retirement      Paid to Trustees
  ---------            ------------   ----------------   -------------   -------------------
DISINTERESTED DIRECTORS

J. Dennis DeSousa         $3,750            $0                $0              $20,000

Robert T. Doyle           $3,750            $0                $0              $20,000

Gerald P. Richardson      $3,750            $0                $0              $20,000

"INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT)

Neil J. Hennessy              $0            $0                $0                   $0

(1)<F4> The Fund, the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Focus 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund and the Hennessy Select Large Value Fund (as of the date of this SAI the Hennessy Select Large Value Fund had not commenced operations) are the only funds in the fund complex.

     Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from HFT for acting as a Trustee or Officer.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     As of the date of this SAI, the Officers and Trustees of the Fund as a group (14 persons) did not own any shares of the Fund.

     The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Fund as of December 31, 2008.



                                                 Aggregate Dollar Range
                                                  of Equity Securities
                                                   in All Registered
                          Dollar Range of    Investment Companies Overseen
    Name of              Equity Securities      by Trustee in Family of
    Trustee                 in the Fund       Investment Companies(1)<F5>
    -------              -----------------   -----------------------------
DISINTERESTED TRUSTEES

J. Dennis DeSousa              None               $50,001-$100,000

Robert T. Doyle                None               $10,001-50,000

Gerald P. Richardson           None               Over $100,000

"INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT)

Neil J. Hennessy               None               Over $100,000

(1)<F5> The Fund, the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Focus 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund and the Hennessy Select Large Value Fund (as of the date of this SAI the Hennessy Select Large Value Fund had not commenced operations) are the only funds in the fund complex.

     None of the Trustees who are Disinterested Trustees, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.

     As of December 31, 2008, the following shareholders owned more than 5% of the outstanding voting securities of the Tamarack Large Cap Growth Fund (the shares indicated are held of record).

CLASS  A

     NAME & ADDRESS                                 SHARES OWNED             %
     --------------                                 ----------------------------

     BISYS  RETIREMENT  SERVICES                       44,012             14.41%
     FBO  BAILEYS  JEWELRY  INC  401K
     DENVER,  CO

     BISYS  RETIREMENT  SERVICES                       20,760              6.80%
     FBO  LONG  BEVERAGE  INC  401K  PLAN
     DENVER,  CO

CLASS  C

     UBS  FINANCIAL  SERVICES  INC.                     3,771             28.68%
     FBO  UBS-FINSVC  CDN
     FBO  JEFFREY  THOMAS  DE  HAAN
     WEEHAWKEN,  NJ

     UBS  FINANCIAL  SERVICES  INC.                     3,663             27.87%
     FBO  DONALD  JORGENSEN
     BARBARA  K.  JORGENSEN  JTWROS
     SIOUX  CITY,  IA

     UBS  FINANCIAL  SERVICES  INC.                     2,426             18.45%
     FBO  UBS-FINSVC  CDN
     FBO  KAREN  DE  HAAN
     WEEHAWKEN,  NJ

     RBC  CAPITAL  MARKETS  CORP                        1,910             14.53%
     FBO  JAMES  PAUSE  IRA
     PLYMOUTH,  MN

CLASS  I

     RBC  CAPITAL  MARKETS  CORP                       13,978             24.98%
     FBO  STEVEN  A.  RUSNAK
     DEBORAH  R.  FISHMAN  RUSNAK  JT  TEN/WROS
     SKOKIE,  IL

     RBC  CAPITAL  MARKETS  CORP                        5,557              9.93%
     FBO  BENJAMIN  A.  FOREMAN
     CARY,  NC

     STRAFE  &  CO                                      5,008              8.95%
     FBO  EVELYN  B.  WEIBEL  TRUST
     WESTERVILLE,  OH

     TRUDY  F.  MORTON                                  4,491              8.03%
     WILMINGTON,  NC

     STATE  STREET  BANK  &  TRUST  CUST                4,058              7.25%
     JANE  W.  HASTINGS  IRA
     RALEIGH,  NC

     LESLIE  H  GARNER  JR                              3,395              6.07%
     AND  KATRINA  J  GARNER
     MOUNT  VERNON,  IA

     BETTY  S  HACKNEY                                  3,095              5.53%
     CHAPEL  HILL,  NC

CLASS  R

     BISYS  RETIREMENT  SERVICES                          560             63.90%
     FBO  SANFORD  PEDIATRICS  401K  PLAN
     DENVER,  CO

     TAMARACK  DISTRIBUTORS  INC.                         316             36.10%
     MINNEAPOLIS,  MN

                             MANAGEMENT OF THE FUND

     THE MANAGER. The investment adviser to the Fund is Hennessy Advisors, Inc. (the "Manager"). The Manager acts as the investment manager of the Fund pursuant to a management agreement with HFT (the "Management Agreement"). The Manager furnishes continuous investment advisory services and management to the Fund. The Manager is controlled by Neil J. Hennessy, who currently owns 35.6% of the outstanding voting securities of the Manager.

     Under the Management Agreement, the Manager is entitled to an investment advisory fee, computed daily and payable monthly, at the annual rate of 0.74% of the Fund's average daily net assets.

     Pursuant to the Management Agreement, the Manager is responsible for investment management of the Fund's portfolio, subject to general oversight by the Board of Trustees, and provides the Fund with office space. In addition, the Manager is obligated to keep certain books and records of the Fund. In connection therewith, the Manager furnishes the Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's custodian, administrator or transfer agent.

     Under the terms of the Management Agreement, the Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below). General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among the Hennessy Funds by or under the direction of the Board of Directors/Trustees in such manner as the Board determines to be fair and equitable. Expenses borne by the Fund include, but are not limited to, the following (or the Fund's allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of HFT or the shares of the Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Trustees; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, trustees' and officers' insurance and fidelity bonds;
(viii) legal, accounting and auditing expenses; (ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by HFT or the Fund; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (xiii) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing the Fund's return.

     Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by HFT or the Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by HFT with respect to the Fund or by the Manager upon 60 days' prior written notice.

     The Manager has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses of the shares, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund's shares for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 1.30% for Original Class shares (until March 23, 2010) and 0.98% for Institutional Class shares. As of the date hereof, no such state law provision was applicable to the Fund. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Manager for the amount of such excess. In such a situation the monthly payment of the Manager's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Manager's fee, the Manager will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Manager has reimbursed the Fund for excess expenses, the Fund's expenses, as a percentage of the Fund's average net assets, are less than the applicable expense ratio limit, the Fund shall repay to the Manager the amount the Manager reimbursed the Fund; provided, however, that the Fund's expense ratio shall not exceed the applicable limit.

     The Fund is newly organized and as of the date of this SAI has not paid any fees to the Manager pursuant to the Management Agreement.

     The Fund has entered into a Servicing Agreement with the Manager (the "Servicing Agreement"). Pursuant to the Servicing Agreement, the Manager will provide administrative support services to the Fund consisting of:

     o maintaining an "800" number that current shareholders may call to ask questions about the Fund or their accounts with the Fund;

     o  assisting  shareholders  in processing exchange and redemption requests;

     o  assisting   shareholders   in   changing   dividend   options,   account
        designations and  addresses;

     o  responding  generally  to  questions  of  shareholders;  and

     o  providing  such  other  similar  services  as  the  Fund  may  request.

     For such services, the Fund pays an annual fee to the Manager equal to 0.10% of its average daily net assets. The Institutional Class shares of the Fund are not subject to the Servicing Agreement fees. The Fund is newly organized and as of the date of this SAI had not paid any fees to the Manager pursuant to the Servicing Agreement.

     The Servicing Agreement may be terminated by either party upon sixty days' written notice to the other party, and will be terminated if its continuance is not approved at least annually by a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party.

     THE PORTFOLIO MANAGER. The Manager is the sole investment adviser to the Fund. The portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of October 31, 2008.

                         Number of Other Accounts Managed      Number of Accounts and Total Assets for
                         and Total Assets by Account Type      Which Advisory Fee is Performance-Based
                         --------------------------------      ---------------------------------------
                                        Other                                   Other
                       Registered       Pooled                  Registered      Pooled
Name  of               Investment     Investment     Other      Investment    Investment     Other
Portfolio Manager      Companies       Vehicles     Accounts    Companies      Vehicles     Accounts
-----------------      ---------      ----------    --------    ----------    ----------    --------

Neil J. Hennessy           8              1            0            0              0            0
                     $0.69 billion   $1.8 million     $0           $0             $0           $0

Frank Ingarra, Jr.         8                1          0            0              0            0
                     $0.69 billion   $1.8 million     $0           $0             $0           $0

     The portfolio managers are often responsible for managing other accounts. The Manager typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to the portfolio managers as of October 31, 2008.

                                                 Method Used to Determine Compensation (Including
Form of Compensation   Source of Compensation    Any Differences in Method Between Account Types)
--------------------   ----------------------    ------------------------------------------------
Salary                 Hennessy Advisors, Inc.   The board of directors of Hennessy Advisors, Inc. determines Neil J. Hennessy's salary or Frank Ingarra, Jr.'s salary, as the case may be, on an annual basis, and it is a fixed amount throughout the year.  It is not based on the performance of the Fund or on the value of the assets held in the Fund's portfolios.

Performance Bonus      Hennessy Advisors, Inc.   The board of directors contractually grants to Neil J. Hennessy an annual performance bonus equal to 10% of the pre-tax profit of Hennessy Advisors, Inc., as computed for financial reporting purposes in accordance with generally accepted accounting principles.

     As of October 31, 2008, the portfolio managers did not own any shares of the Fund.

      THE ADMINISTRATOR. U.S. Bancorp Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Fund pursuant to a Fund Administration Servicing Agreement with HFT (the "Administration Agreement"). The Administration Agreement provides that the Administrator will furnish the Fund with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Trustees; preparation and filing of securities and other regulatory filings (including state securities filings); (ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Fund's other servicing agents (i.e., transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Fund; and (vi) administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of the Fund. The salaries and other expenses of providing such personnel are borne by the Administrator. Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

     For all services provided pursuant to the Administration Agreement, Fund Accounting Services Agreement (see below), Custodian Agreement (see below) and Transfer Agent Agreement (see below), the Administrator and its affiliates will receive from the Hennessy Funds an annual fee, payable monthly, based on the average daily net assets of all of the funds in the fund complex, which includes the Fund, the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Focus 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund and the Hennessy Cornerstone Large Growth Fund (as of the date of this SAI the Hennessy Cornerstone Large Growth Fund had not commenced operations). The annual fee for the fund complex is equal to 0.255% of the first $1 billion of the average daily net assets of the fund complex, 0.21% of the next $1 billion of the average daily net assets of the fund complex and 0.17% of the average daily net assets of the fund complex in excess of $2 billion, subject to a minimum annual fee for the fund complex of $600,000. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees upon the giving of 90 days' written notice to the Administrator, or by the Administrator upon the giving of 90 days' written notice to the Trust.

     The Fund is newly organized and as of the date of this SAI had not paid any fees to the Administrator, the Transfer Agent or the Custodian.

     ACCOUNTING SERVICES AGREEMENT. The Administrator also provides fund accounting services to the Fund pursuant to a Fund Accounting Servicing
Agreement with HFT (the "Fund Accounting Servicing Agreement"). For its accounting services, the Administrator and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under "THE ADMINISTRATOR."

     TRANSFER AGENT AND CUSTODIAN. U.S. Bancorp Fund Services, LLC (the "Transfer Agent"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Fund pursuant to a Transfer Agent Agreement with HFT (the "Transfer Agent Agreement"). Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of the Fund, make dividend and other distributions to shareholders of the Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Fund.

     U.S. Bank, National Association (the "Custodian"), Custody Operations, 1555
N. RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund pursuant to a Custodian Agreement with HFT (the "Custodian Agreement"). The Custodian and the Administrator are affiliates of each other. Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Fund's accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

     THE DISTRIBUTOR. Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Fund pursuant to a Distribution Agreement with HFT (the "Distribution Agreement"). The Distributor and the Administrator are affiliates of each other. Under the Distribution Agreement, the Distributor provides, on a best efforts basis and without compensation from HFT, distribution-related services to the Fund in connection with the continuous offering of the Fund's shares.

     CODE OF ETHICS. HFT, the Sub-Advisor and the Manager have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. This Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund (subject to certain limitations). This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

     PROXY VOTING POLICY. When the Fund votes proxies relating to securities that it owns, the Fund generally follows the so-called "Wall Street Rule"
(namely, the Fund votes as management recommends or instructs the Manager to sell the stock prior to the meeting). The Fund believes that following the "Wall Street Rule" is consistent with the economic best interests of its shareholders. Further, the Fund invests pursuant to an investment formula and as such proxy issues do not factor into the investment formula.

     There may be instances where the interests of the Fund's investment adviser may conflict or appear to conflict with the interests of the Fund. In such instances the Fund's investment adviser will disclose the conflict to the Fund's Trustees who are not "interested" persons of the Fund (referred to as "independent Trustees") prior to the vote. In such situations the Fund will vote proxies in accordance with the "Wall Street Rule" unless the independent Trustees determine that it is in the economic best interests of the shareholders to vote otherwise.

     Information on how the Fund voted proxies during the most recent 12-month period ended June 30 is available on the Fund's website at http://www.hennessyfunds.com or the website of the SEC at http://www.sec.gov.
----------------------------                                ------------------

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Trustees, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the Fund. As a general matter, in executing Fund transactions, the Manager may employ or deal with such brokers or dealers that may, in the Manager's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. If the Fund invests in securities traded in the over-the-counter markets, it may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

     The Manager may select broker-dealers that provide it with research services and may cause the Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising the Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Agreement. The Fund may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

     Investment decisions for the Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Fund is newly organized and as of the date of this Statement of Additional Information has not paid any brokerage commissions.

     PORTFOLIO TURNOVER. The Fund will generally hold securities for approximately one year irrespective of investment performance. Securities held less than one year may be sold to fund redemption requests. For reporting purposes, the Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Manager will adjust the Fund's assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for the Fund to purchase or sell securities.

     High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "VALUATION OF SHARES" and "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" below.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     POLICY. The Board of Trustees of the Fund has adopted the following policies regarding the disclosure of the portfolio holdings of the Fund:

     The portfolio holdings information of the Fund are not released to individual investors, institutional investors, intermediaries that distribute the Fund's shares, rating and ranking organizations, or affiliated persons of the Fund or non-regulatory agencies except that:

     (1) The Fund will release holdings information for its portfolio quarterly to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard and Poor's, and Bloomberg. The release of such information will usually be completed by U.S. Bancorp Fund Services as authorized by an officer of the Fund. The holdings information released to such services will be as of the last day of the quarter. This release of information is delivered by magnetic media or transmission and is generally released between the 15th and 20th calendar day following a calendar quarter end.

     (2) By virtue of their duties and responsibilities, the Transfer Agent, Custodian and Administrator of HFT (all third-party service providers), the Sub-Advisor and the Manager will have daily regular access to the portfolio holdings information of the Fund. The Transfer Agent will not release the portfolio holdings information of the Fund to anyone without the written authorization of an officer of HFT.

     (3) For the purposes of the trading of portfolio securities, the Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the portfolio holdings of the Fund. The provision of such trade lists will be subject to customary broker confidentiality agreements and trading restrictions.

     (4) The Fund will release portfolio holdings information in its annual and semi-annual reports on SEC Form N-Q, on Form 13F and as requested or required by law to any governing or regulatory agency of the Fund.

     (5) An officer of HFT may, subject to confidentiality agreements and trading restrictions, authorize the release of portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager or to a newly hired investment adviser or sub-advisor.

     (6) On the 4th business day following each calendar quarter-end the Fund may publicly release the names, percentages of Fund assets, and sector weightings of all of the assets in the Fund's portfolio. This information will be as of the last day of the calendar quarter-end and may be released in print, via the Fund's web site, or in other forms as requested by the public.

     (7) The Chief Compliance Officer of the Fund may authorize the release of portfolio holding information on an exception basis provided that (a) the Chief Compliance Officer determines that such a release would be helpful to the shareholders of the Fund; (b) the holdings are released as of the end of a calendar month; (c) the holdings are not released until five calendar days after the end of the month; and (d) the exceptional release is reported to the Board of Trustees.

     Under no circumstances shall the Fund, the Manager or any officers, trustees or employees of the Fund or the Manager receive any compensation for the disclosure of portfolio holdings information.

     The above policies may not be modified without approval of the Board of Trustees.

     PROCEDURE. Each year, the Fund sends a written authorization to the Transfer Agent authorizing the Transfer Agent to provide rating and ranking services with the quarterly portfolio information of the Fund. The Transfer Agent releases such information to the rating and ranking services between the 5th and 10th of each month following a calendar quarter end.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     You may purchase and redeem shares of the Fund on each day that the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The NYSE may also be closed on national days of mourning. Purchases and redemptions of the shares of the Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 p.m., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m., Eastern time.

     The Fund may suspend redemption privileges of shares of the Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by them or to determine fairly the value of their assets; or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's securities at the time.

     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund uses some or all of the following procedures to process telephone redemptions: (i) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (ii) recording all telephone transactions; and
(iii)  sending written confirmation of each transaction to the registered owner.

     The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Trustees. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under "VALUATION OF SHARES," and investors would incur brokerage commissions in disposing of such securities. If the Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

                              VALUATION OF SHARES

     The net asset value for the shares of the Fund normally will be determined on each day the NYSE is open for trading. The net assets of the Fund are valued as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each Business Day. The Fund's net asset value per share is calculated separately.

     The net asset value per share of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the date of valuation, and securities that are traded on NASDAQ are valued at the Nasdaq Official Closing Price on the date of valuation. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Trustees believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Trustees. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Trustees best to reflect their full value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

              ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund so qualifies, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. If the Fund fails to qualify as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund that did not qualify as a RIC would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

     The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends paid by the Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. (Note that a portion of the Fund's dividends may be taxable to investors at the lower rate applicable to dividend income.) Distributions made from the Fund's net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the ordinary income dividends paid by the Fund may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Redemptions and exchanges of the Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. (However, a conversion from Original Class shares to Institutional Class shares or from Institutional Class shares to Original Class shares of the Fund is not a taxable transaction.) A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

     Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the knowledge of the Fund, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in the Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                       DESCRIPTION OF SECURITIES RATINGS

     The Fund may invest in commercial paper and commercial paper master notes rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's.

     Standard & Poor's Commercial Paper Ratings.  A Standard & Poor's commercial
     -----------------------------------------------
paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1. the highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated "A-1".

     A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

     Moody's  Short-Term  Debt  Ratings.  Moody's  short-term  debt  ratings are
     ----------------------------------
opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o  Leading  market  positions  in  well-established  industries.

     o  High  rates  of  return  on  funds  employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                         ANTI-MONEY LAUNDERING PROGRAM

     The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provision of the USA PATRIOT Act.

     As a result of the Program, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

                               OTHER INFORMATION

     DESCRIPTION OF SHARES. The Fund's authorized capital consists of an unlimited number of shares of beneficial interest, having no par value ( "Shares"). Shareholders are entitled: (i) to one vote per full Share; (ii) to such distributions as may be declared by the Trustees out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees. Consequently, the holders of more than 50% of the Shares of HFT voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any persons as Trustees. As indicated above, the Fund does not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.

     The Shares are redeemable and are transferable. All Shares issued and sold by the Fund will be fully paid and nonassessable. Fractional Shares entitle the holder of the same rights as whole Shares.

     Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which shall be authorized to issue an unlimited number of Shares. In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued Shares of any series. In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one vote. As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Fund in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Fund, the shareholders of each series would be entitled, out of the assets of the Fund available for distribution, to the assets belonging to that series.

     The Fund offers two classes of Shares, Original Class Shares and Institutional Class Shares. The Original Class Shares and Institutional Class Shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Original Class Shares bear annual service fees and Institutional Class Shares are not subject to such fees; (2) Institutional Class Shares are available only to shareholders who invest directly in the Fund, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund, or the Manager; and (3) that the Board of Trustees may elect to have certain expenses specific to the Original Class Shares or Institutional Class Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Original Class Shares or Institutional Class Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund.

     The Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Fund property for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

     The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     SHAREHOLDER MEETINGS. It is contemplated that HFT will not hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act. HFT's Trust Instrument and Bylaws also contain procedures for the removal of Trustees by the HFT's shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds of the outstanding shares, remove any Trustee or Trustees.

     Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of HFT shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, shall apply to HFT's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of HFT; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     REGISTRATION STATEMENT. This SAI and the Fund Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

     COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-5306, serves as counsel to the Hennessy Funds. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, serves as the independent registered public accounting firm to the Hennessy Funds.

     The financial statements for the fiscal year ended September 30, 2008 in the Annual Report for the Tamarack Large Cap Growth Fund and incorporated by reference into this SAI have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report incorporated by reference in the Registration Statement, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.